UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 21, 2009

_________________

IRWIN FINANCIAL CORPORATION
(Exact Name of Registrant as Specified in its Charter)

INDIANA (State or Other Jurisdiction of Incorporation)	0-6835 (Commission File Number)	35-1286807 (I.R.S. Employer Identification No.)

500 Washington Street
Columbus, Indiana 47201
(Address of Principal Executive Offices and Zip Code)

Registrant's telephone number, including area code: (812) 376-1909

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

NYSE Regulation, Inc. (“NYSE Regulation”) announced today that trading of the common stock of Irwin Financial Corporation, ticker symbol – IFC (the “Company”) should be suspended immediately.  NYSE Regulation will also suspend immediately the IFC Capital Trust VI 8.70% Cumulative Trust Preferred Securities – ticker symbol – IFC PRM – in connection with its removal of the Company’s common stock.  The Company does not intend to appeal the NYSE’s determination described in this Item 3.01.

 Item 9.01   Financial Statements and Exhibits.

(d)      Exhibits.

Exhibit No.	Description

99.1	Press Release issued September 21, 2009

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRWIN FINANCIAL CORPORATION
(Registrant)

Date: September 21, 2009	By:	/s/ Gregory F. Ehlinger
GREGORY F. EHLINGER
Chief Financial Officer